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                                                             Exhibit 23.2



Independent Accountants' Consent
--------------------------------

The Board of Directors
Cardinal Financial Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Registration Statement filed on form SB-2, SEC file Number 333-54826.

/s/  KPMG LLP
McLean, Virginia
March 21, 2002